Shareholder Annual Meeting
May 10, 2006

Forward Looking Statements
This news release contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such information involves risks and uncertainties that could result in the Company’s actual results differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality; (2) the Company may incur increased charge-offs in the future; (3)  the
Company may experience increases in the default rates on previously securitized loans that would result in impairment losses or lower the yield on such loans; (4) the Company could have adverse legal actions of a material nature; (5) the Company may face competitive loss of customers; (6) the Company may be unable to manage its expense levels; (7) the Company may have difficulty in retaining key employees; (8) changes in the interest rate environment may have results on the Company's operations materially different from those anticipated by the Company's market risk management functions; (9) changes in general economic conditions and increased competition could adversely affect the Company's operating results; (10) changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company's operating results; and (11)
the Company may experience difficulties growing loan and deposit balances.  Forward-looking statements made herein reflect management’s expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.

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67 Locations
■
805 Employees in West Virginia, Kentucky &
Ohio
■
Largest Bank operating in Huntington/Ashland
MSA, Beckley, Lewisburg
■
2nd Largest Bank in Charleston MSA
■
Strong Presences in Eastern Panhandle, Mason
Co., Clarksburg/Bridgeport

Key Markets
1st & 10% Market Share
in Huntington WV/Ashland KY MSA
8% Market Share in Morgan,
Berkeley & Jefferson Co. WV
1st & 30% Market Share
2nd & 12% Market Share
in WV’s largest market

Themes in 2005:
■
Changes in Management and Governance
■
Consistently superior results
■
Conservative Strategies
■
Growth in slow-growth markets

New Management Team:
■
Skip Hageboeck became CEO in February
2005
■
Craig Stilwell became EVP-Retail in March
2005
■
John DeRito became EVP-Commercial in July
2004
■
Dave Bumgarner joined City in January
2005

Board Changes in 2005:
■
Ned Payne elected Chairman in August 2005
■
Executive Committee expanded in March 2006 to
include:
◆
Ned Payne, Chairman
◆
Sam Bowling, Vice-Chairman
◆
Skip Hageboeck, President & CEO
◆
Dallas Kayser, Chairman of Compensation
Committee
◆
Jay Goldman, Chairman of Governance
Committee
◆
Jim Rossi, Chairman of Audit Committee

1st Best
* Rankings among 246 public banks $1-$10 Billion
Unequaled financial performance
                                         2004    2005
■
ROA                            2.10%    2.09%
■
NIM                                4.29%    4.49%
■
Efficiency Ratio                      48.7%    46.7%
■
Non-Int Rev/Total Rev                33%      34%
■
Non-performing Loans/Loans        0.29%    0.27%

CHCO: Conservative Franchise
◆
Conservative Loan Portfolios
◆
Strong Asset Quality
◆
Exceptional Core Deposit Base
◆
Highly Liquid
◆
Very Efficient
◆
Strongly Capitalized
◆
Benefiting from rising rates

Loan to Deposits 83.6%
Loan to Deposits 92.0%
Sample of 222 publicly traded banks
and thrifts with assets between $1-$5
billion as of December 31, 2005
As of December 31, 2005
Conservative Loan Portfolio Mix

As of December 31, 2005
Sample of 222 publicly traded banks
and thrifts with assets between $1
and $5 billion
Strong Loan Quality

Source: Internal data as of December 31, 2005
Customer Profile: Retail Focused

Deposits: Low Cost and Stable
Data: December 31, 2005

Source: SNL, $1 to $5 Billion banks
Cost of Funds:

34%
21%
79%
66%
*As of December 31, 2005.
Non-interest income excludes
security gains
Sample of 222 publicly traded banks
and thrifts with assets between $1
and $5 billion as of December 31,
2005
Favorable Revenue Profile

2004 Efficiency Ratio adjusted to eliminate $5.5 million in revenue from Legal Settlement and associated legal expenses of $500M;
Peers: Sample of 222 publicly traded banks and thrifts with assets between $1 to $5 Billion as of December 31, 2005
91st percentile
City is Highly Efficient

12/31/05
Equity/Assets	11.7%
Tang Equity/Tang Assets	9.5%
Leverage Ratio	11.0%
Tier I Capital Ratio	15.4%
Total Risk-based Capital Ratio	16.4%
Strong Capital facilitates growth:

CHCO: Growth in slow-growth
markets
◆
Internal Loan Growth
◆
Internal Deposit Growth
◆
Improvements to Retail Distribution System
◆
Acquisition

Growth in Targeted Lines
of Business - Loans
8.0% CAGR (excluding acquisition) since December 2002

Growth in Deposits:
Transactional Accounts2002-2005

20% CAGR
2nd Q 2001 to 4th Q 2005
In addition to dramatic
growth in Fees:

City Gold
Checking
City continues to innovate to offer
the best products to our customers:

Restructuring the Retail
Delivery System
◆
Wal-Mart Strategy
◆
New Branches in growing areas of
existing markets
◆
DeNovo entry into contiguous markets

City’s Wal-Mart Strategy
Supports existing retail distribution outlets in
City’s major Markets:
◆
Charleston – Sept 2004
◆
Huntington – Sept 2004
◆
Beckley – May 2005
◆
Ashland – August 2005
◆
Ripley – 2007
◆
Hurricane – 2007

Wal-Mart Branches – average age
13 months
6.0% of City’s branches
4.6% of total branch expenses
3.6% of branch FTE’s  @ 3/31/06
0.3% of total deposit balances  @ 3/31/06
0.3% of total loan balances @ 3/31/06
3.8% of fee income as of 3/31/06
3.0% of all transactions are processed by
these branches

Branch Optimization
■
April 2006
◆
Relocate Downtown Charleston branch
■
May 2006
◆
Open new Branch in Charles Town, WV
■
December 2006
◆
 New Branch in Martinsburg, WV
■
2007-2008
◆
Additional branches in Eastern Panhandle
◆
Potential expansion into adjacent markets
◆
Additional Wal-Mart Locations

New Charleston Downtown Location: Deposits,
Mortgages, Executive Banking, Commercial,
Trust & Investments

Charles Town – City’s first
new branch in 10 years

Martinsburg Branch:
Opening December 2006

Classic Acquisition:
Closed May 20, 2005
■
Added 10 Locations
■
Added 79 Employees
■
Added $338 million in assets
■
Integration of Systems, Operations, and
Staff couldn’t have been accomplished
more successfully

Classic Results – June 2005 through
December 2005
Annualized net income - $5.8MM
Issued 1.472 million shares
Annualized EPS of $3.89/incremental
share issued for CLAS
NIM of 4.05%
Efficiency ratio of 37.7%
Non-interest revenue/total revenue ratio
of 23.1% (Improvement & Opportunity!)

Summary
■
CHCO is highly profitable
■
CHCO is a conservatively run
franchise
◆
Retail bank with strong core deposits
◆
Strong fee income
◆
Conservative loan portfolio
◆
Well capitalized
◆
Liquid
■
CHCO is growing in ordinary
markets
◆
Loans, Deposits, Improved Distribution, and
Excess Capital Opportunities

•
Based on Price of $37.45 on May 4, 2006
** Based on average Analyst Estimate of $2.93
Pricing Metrics*
■
Price to Book:
232%
■
Price to Tangible Book:
292%
■
Price to 2006 Projected Earnings**:
12.8x
■
Institutional Ownership
37%